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================================================================================

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2003




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

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
         Delaware                         1-8597                   94-2657368
(State or other jurisdiction      (Commission File Number)       (IRS Employer
     of incorporation)                                         Identification No.)



       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                          (925) 460-3600 (Registrant's
                     telephone number, including area code)


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ITEM 5. Other Events.

On May 5, 2003, The Cooper Companies, Inc. issued a press release announcing that CooperSurgical, its women's healthcare unit, has completed the acquisition of Prism Enterprises, LP. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.

ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

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

Exhibit
  No.             Description
-------           ------------
99.1              Press Release dated May 5, 2003 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE COOPER COMPANIES, INC.




                                          By /s/ Stephen C. Whiteford
                                             -------------------------------
                                             Stephen C. Whiteford
                                             Vice President and
                                             Corporate Controller
                                             (Principal Accounting Officer)

Dated:  May 6, 2003




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                                  EXHIBIT INDEX


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

Exhibit                                                                  Sequentially
  No.             Description                                            Numbered Page
-------           -----------                                            -------------
99.1              Press Release dated May 5, 2003 of The Cooper
                  Companies, Inc.


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                           STATEMENT OF DIFFERENCES
                           ------------------------
The trademark symbol shall be expressed as.............................'TM'
The registered trademark symbol shall be expressed as.................. 'r'